UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 6, 2004


                      NORTHERN STATES FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    000-19300
                            (Commission File Number)


              DELAWARE                                 36-3449727
    (State or other Jurisdiction          (I.R.S. Employer Identification No.)
         of Incorporation)



                             1601 NORTH LEWIS AVENUE
                                   P.O. BOX 39
                            WAUKEGAN, ILLINOIS 60085
                    (Address of Principal Executive Offices)



                                 (847) 244-6000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On January 6, 2003, Northern States Financial Corporation (the "Company") announced that it completed its acquisition of Round Lake Bankcorp, Inc. A copy of the press release relating to the Company's announcement is attached hereto as Exhibit 99.1, and incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       NORTHERN STATES FINANCIAL CORPORATION


Date:  January 6, 2004                 By:/s/ Thomas M. Nemeth
                                          --------------------------------------
                                          Thomas M. Nemeth
                                          Vice President and Treasurer


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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

99.1              Press release dated January 6, 2004.


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